UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2012

NSTAR

(Exact name of registrant as specified in its charter)

Massachusetts	001-14768	04-3466300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
800 Boylston Street, Boston, Massachusetts	02199
(Address of principal executive offices)	(Zip Code)

(617) 424-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Other Events

Item 8.01.

Other Events.

On April 2, 2012, the Connecticut Public Utility Regulatory Authority (“PURA”) issued a final decision (the “Final Decision”) in Docket No. 12-01-07, the proceeding to consider the joint application for approval of the merger transaction involving NSTAR and Northeast Utilities (“NU”).  The Final Decision confirmed PURA’s draft decision issued on March 26, 2012, described in the Current Report on Form 8-K filed by NSTAR with the Securities and Exchange Commission (“SEC”) on March 27, 2012.

A copy of the Final Decision is available at the following link:

http://www.dpuc.state.ct.us/FINALDEC.NSF/2b40c6ef76b67c438525644800692943/6505679011a7f68e852579d4006b32a2/$FILE/120107-040212.doc

NSTAR and NU and are awaiting approval from the Massachusetts Department of Public Utilities (“DPU”).  On February 15, 2012, NSTAR and NU reached comprehensive merger-related settlement agreements with both the Massachusetts Attorney General and the Massachusetts Department of Energy Resources agreeing to certain conditions with respect to the merger, which are subject to DPU approval and have been requested by the parties to be approved on April 4, 2012.  If the DPU issues an acceptable decision on April 4, 2012, NSTAR expects the merger will be consummated by April 16, 2012.

For further information regarding the pending NSTAR-NU merger, please refer to the Registration Statement on Form S-4 (Registration No. 333-170754) filed by NU with the SEC in connection with the merger; NSTAR’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 6, 2012 and NSTAR’s Current Reports on Form 8-K filed on February 15, 2012, March 7, 2012 and March 14, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR
(Registrant)
Date: April 3, 2012	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller
and Chief Accounting Officer
(Principal Accounting Officer)